UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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People’s United Financial, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 20, 2017. PEOPLE’S UNITED FINANCIAL, INC. PEOPLE’S UNITED FINANCIAL, INC. 850 MAIN STREET BRIDGEPORT, CT 06604-4913 Meeting Information Meeting Type: Annual Meeting For holders as of: February 24, 2017 Date: April 20, 2017 Time: 10:00 AM, EDT Location: 850 Main Street Bridgeport, CT 06604 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E17857-P85579 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. John P. Barnes 1b. Collin P. Baron 1c. Kevin T. Bottomley 1d. George P. Carter 1e. William F. Cruger, Jr. 1f. John K. Dwight 1g. Jerry Franklin 1h. Janet M. Hansen 1i. Nancy McAllister 1j. Mark W. Richards The Board of Directors recommends you vote FOR proposals 2, 4, 5, 6 and 7 and 1 YEAR for proposal 3: 2. Approve the advisory (non-binding) resolution relating to the compensation of the named executive officers as disclosed in the proxy statement. 3. Approve (non-binding) the frequency with which the Company is to hold the advisory non-binding vote relating to the compensation of the named executive officers. 4. Approve the People’s United Financial, Inc. Short- Term Incentive Plan. 5. Approve the amendments to and restatement of the People’s United Financial, Inc. 2014 Long- Term Incentive Plan. 6. Approve the management proposal to amend the Company’s certificate of incorporation to correspond with the Company’s recently amended Bylaws. 7. Ratify KPMG LLP as our independent registered public accounting firm for 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1k. Kirk W. Walters E17859-P85579